SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

September 11, 2002
Date of Report (date of earliest event reported)

Sirenza Microdevices, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-30615	77-0073042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

522 Almanor Avenue Sunnyvale, CA 94085
(Address of principal executive offices)

(408) 616-5400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

This Amended Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed with the Commission on September 25, 2002 as set forth below.

Item 2.    Acquisition or Disposition of Assets.

On August 14, 2002, the board of directors of Sirenza Microdevices, Inc., a Delaware corporation (“Sirenza”) approved the acquisition of Xemod Incorporated (“Xemod”), a California corporation. Xemod is a designer and fabless manufacturer of RF power amplifier modules and components based on patented lateral double-diffused transistor (LDMOS) technology. The acquisition closed on September 11, 2002.

Pursuant to the terms of the Agreement and Plan of Reorganization dated as of August 15, 2002, by and among Xemod, Sirenza, Xavier Merger Sub, Inc., a California corporation and wholly owned subsidiary of Sirenza (“Merger Sub”), U.S. Bank, N.A. as escrow agent, and Joseph Johnson as securityholder agent (the “Merger Agreement”), Merger Sub was merged with and into Xemod with Xemod continuing as the surviving corporation and a wholly owned subsidiary of Sirenza. The merger consideration was approximately $4.9 million in cash and accrued transaction costs, with additional cash considerations for the achievement of technology licensing objectives. Sirenza funded the acquisition using cash on hand.

The summary of the transaction described above is qualified by reference to the Merger Agreement and the press release dated September 12, 2002 regarding the closing of the merger, each of which was previously filed with Sirenza’s Current Report on Form 8-K filed with the Commission on September 25, 2002.

Item 7.    Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The required financial statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c)	Exhibits. The following exhibits are being filed herewith.

2.1*
Agreement and Plan of Reorganization dated as of August 15, 2002, by and among Xemod Incorporated, Sirenza Microdevices, Inc., Xavier Merger Sub, Inc., U.S. Bank, N.A, as escrow agent, and Joseph Johnson, as securityholder agent. (Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Reorganization Agreement have been omitted. Sirenza Microdevices, Inc. agrees to furnish such exhibits supplementally upon the request of the Commission.)

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Xemod Incorporated Financial Statements

99.2	Xemod Incorporated Interim Financial Statements

99.3	Pro Forma Financial Statements

99.4*	Press Release of Sirenza Microdevices, Inc. dated September 12, 2002

*	Previously filed with Sirenza’s Current Report on Form 8-K filed with the Commission on September 25, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By:	/s/ ROBERT VAN BUSKIRK
Robert Van Buskirk Chief Executive Officer

Date:    November 12, 2002

SIRENZA MICRODEVICES, INC.

EXHIBIT INDEX TO FORM 8-K/A

EXHIBIT INDEX

Exhibit Number	Description
2.1*
Agreement and Plan of Reorganization dated as of August 15, 2002, by and among Xemod Incorporated, Sirenza Microdevices, Inc., Xavier Merger Sub, Inc., U.S. Bank, N.A, as escrow agent, and Joseph Johnson, as securityholder agent.

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Xemod Incorporated Financial Statements

99.2	Xemod Incorporated Interim Financial Statements

99.3	Pro Forma Financial Statements

99.4*	Press Release of Sirenza Microdevices, Inc. dated September 12, 2002

* Previously filed with Sirenza’s Current Report on Form 8-K filed with the Commission on September 25, 2002.